EXHIBIT 10.19

YUME, INC.

AMENDED AND RESTATED

INDEMNIFICATION AGREEMENT

A.     This Amended and Restated Indemnification Agreement (this “Agreement”) is effective as of the date of the last of the three signatures below (“Effective Date”) and is among YuMe,

Inc., a Delaware corporation (the “Company”), Eric Singer (“Director”) and VIEX Capital Advisors LLC and its affiliates (“Viex” and together with the Director, the “Indemnified Parties”). The Director and Company previously entered into that certain Indemnification Agreement dated as of 24th May 2016

(“Prior Agreement”) and this Agreement amends and restates the prior agreement in its entirety.

RECITALS

B.     Director’s service to the Company substantially benefits the Company.

C.     Individuals are reluctant to serve as directors or officers of corporations or in certain other capacities unless they are provided with adequate protection through insurance or indemnification against the risks of claims and actions against them arising out of such service.

D.     In order to induce Director to continue to provide services to the Company, it is reasonable, prudent and necessary for the Company to contractually obligate itself to indemnify, and to advance expenses on behalf of, Indemnified Parties as permitted by applicable law.

E.     This Agreement is a supplement to and in furtherance of the indemnification provided in the Company's certificate of incorporation and bylaws, and any resolutions adopted pursuant thereto, and this Agreement shall not be deemed a substitute therefor, nor shall this Agreement be deemed to limit, diminish or abrogate any rights of Indemnified Parties thereunder.

The parties therefore agree as follows:

1.     Definitions.

(a)     “Corporate Status” describes the status of a person who is or was a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of the Company or any other Enterprise.

(b)     “DGCL” means the General Corporation Law of the State of Delaware.

(c)     “Enterprise” means the Company and any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise of which Director is or was serving at the request of the Company as a director, trustee, general partner managing member, officer, employee, agent or fiduciary.

(d)     “Expenses” include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees and costs of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding.

Expenses also include (i) Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersedes bond or other appeal bond or their equivalent, and (ii) for purposes of Section 12(c), Expenses incurred by Indemnified Parties in connection with the interpretation, enforcement or defense of Indemnified Parties’ rights under this Agreement or under any directors' and officers' liability insurance policies maintained by the Company. Expenses, however, shall not include amounts paid in settlement by Indemnified Parties or the amount of judgments or fines against Indemnified Parties.

(e)     “Independent Counsel” means a law firm, or a partner or member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent (i) the Company or Indemnified Parties in any matter material to either such party (other than as Independent Counsel with respect to matters concerning Indemnified Parties under this Agreement, or other Indemnified Parties under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnified Parties in an action to determine Indemnified Parties’ rights under this Agreement.

(f)     “Proceeding” means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, including any appeal therefrom, in which an Indemnified Party was, is or will be involved as a party, a potential party, a non-party witness or otherwise by reason of (i) Director’s Corporate Status, (ii) any action taken by Director or any action or inaction on Director’s part while acting as a director or officer of the Company, or (iii) any action or inaction on Viex’s part with respect to the Company or any other Enterprise, in each case whether or not serving in such capacity at the time any liability or Expense is incurred for which indemnification or advancement of expenses can be provided under this Agreement.

(g)     Reference to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Company” as referred to in this Agreement.

2.     Indemnity      in      Third-Party      Proceedings.      The      Company      shall      indemnify Indemnified Parties in accordance with the provisions of this Section 2 if any such Indemnified Party is, or is threatened to be made, a party to or a participant in any Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 2, Indemnified Parties shall be indemnified to the fullest extent permitted by applicable law against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnified Parties or on his, her or its behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnified Parties acted in good faith and in a manner he, she or it reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful.

3.     Indemnity in Proceedings by or in the Right of the Company. The Company shall indemnify Indemnified Parties in accordance with the provisions of this Section 3 if any such Indemnified Party is, or is threatened to be made, a party to or a participant in any Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 3, Indemnified Parties shall be indemnified to the fullest extent permitted by applicable law against all Expenses actually and reasonably incurred by Indemnified Parties or on Indemnified Parties’ behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnified Parties acted in good faith and in a manner he, she or it reasonably believed to be in or not opposed to the best interests of the Company. No indemnification for Expenses shall be made under this Section 3 in respect of any claim, issue or matter as to which an Indemnified Party shall have been adjudged by a court of competent jurisdiction to be liable to the Company, unless and only to the extent that the Delaware Court of Chancery or any court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, that Indemnified Party is fairly and reasonably entitled to indemnification for such expenses as the Delaware Court of Chancery or such other court shall deem proper.

4.     Indemnification for Expenses of a Party Who is Wholly or Partly Successful. To the extent that any such Indemnified Party is a party to or a participant in and is successful (on the merits or otherwise) in defense of any Proceeding or any claim, issue or matter therein, the Company shall indemnify Indemnified Parties against all Expenses actually and reasonably incurred by Indemnified Parties or on Indemnified Parties’ behalf in connection therewith. To the extent permitted by applicable law, if Indemnified Parties are not wholly successful in such Proceeding but are successful, on the merits or otherwise, in defense of one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnified Parties against all Expenses actually and reasonably incurred by Indemnified Parties or on Indemnified Parties’ behalf in connection with (a) each successfully resolved claim, issue or matter and (b) any claim, issue or matter related to any such successfully resolved claim, issuer or matter. For purposes of this section, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

5.     Indemnification of Affiliated Stockholder. If Viex is, or is threatened to be made, a party to or a participant in any Proceeding relating to or arising by reason of (a) Viex’s position as a stockholder of the Company, or (b) Viex's appointment of or affiliation with Director or any other director, (c) any alleged false or misleading statement or omission made by the Company or its employees or agents, or (d) any allegation of inappropriate control or influence by Viex or its agent over the Company or its Board members, officers, equity holders or debt holders, then Viex will be entitled to indemnification hereunder for Expenses to the same extent as Director, and the terms of this Agreement as they relate to procedures for indemnification of Indemnified Parties and advancement of Expenses shall apply to any such indemnification of Viex.

6.     Indemnification for Expenses of a Witness. To the extent that Director is, by reason of his or her Corporate Status, a witness in any Proceeding to which Director is not a party, Director shall be indemnified to the extent permitted by applicable law against all Expenses actually and reasonably incurred by Director or on his or her behalf in connection therewith.

7.     Additional Indemnification.

(a)     Notwithstanding any limitation in Sections 2, 3, 4 or 5, the Company shall indemnify Indemnified Parties to the fullest extent permitted by applicable law if any Indemnified Party is, or is threatened to be made, a party to or a participant in any Proceeding (including a Proceeding by or in the right of the Company to procure a judgment in its favor) against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnified Parties or on his, her or its behalf in connection with the Proceeding or any claim, issue or matter therein.

(b)     For purposes of Section 7(a), the meaning of the phrase “to the fullest extent Permitted by applicable law” shall include, but not be limited to:

(i)            the fullest extent permitted by the provision of the DGCL that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL; and

(ii)           the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

8.     Exclusions. Notwithstanding any provision in this Agreement, the Company shall not be obligated under this Agreement to make any indemnity in connection with any Proceeding (or any part of any Proceeding):

(a)     for which payment has actually been made to or on behalf of Indemnified Parties under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(b)     for an accounting or disgorgement of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of federal, state or local statutory law or common law, if Indemnified Parties is held liable therefor (including pursuant to any settlement arrangements);

(c)     for any reimbursement of the Company by Indemnified Parties of any bonus or other incentive-based or equity-based compensation or of any profits realized by Indemnified Parties from the sale of securities of the Company, as required in each case under the Securities Exchange Act of 1934, as amended (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by Indemnified Parties of securities in violation of Section 306 of the Sarbanes-Oxley Act), if Indemnified Parties is held liable therefor (including pursuant to any settlement arrangements);

(d)     initiated by Indemnified Parties, including any Proceeding (or any part of any Proceeding) initiated by Indemnified Parties against the Company or its directors, officers, employees, agents or other Indemnified Parties, unless (i) the Company's board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (iii) otherwise authorized in Section 13(d) or (iv) otherwise required by applicable law; or

(e)     if prohibited by applicable law.

9.     Advances of Expenses. The Company shall advance the Expenses incurred by Indemnified Parties in connection with any Proceeding, and such advancement shall be made as soon as reasonably practicable, but in any event no later than 30 days, after the receipt by the Company of a written statement or statements requesting such advances from time to time (which shall include invoices received by Indemnified Parties in connect ion with such Expenses but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditure made that would cause Indemnified Parties to waive any privilege accorded by applicable law shall not be included with the invoice). Advances shall be unsecured and interest free and made without regard to Indemnified Parties’ ability to repay such advances. Each Indemnified Party hereby undertakes to repay any advance to the extent that it is ultimately determined that such Indemnified Party is not entitled to be indemnified by the Company. This Section 9 shall not apply to the extent advancement is prohibited by law and shall not apply to any Proceeding for which indemnity is not permitted under this Agreement, but shall apply to any Proceeding referenced in Section 8(b) or 8(c) prior to a determination that such Indemnified Party is not entitled to be indemnified by the Company.

10.     Procedures for Notification and Defense of Claim.

(a)     Indemnified Parties shall notify the Company in writing of any matter with respect to which Indemnified Parties intend to seek indemnification or advancement of Expenses as soon as reasonably practicable following the receipt by Indemnified Parties of notice thereof. The written notification to the Company shall include, in reasonable detail, a description of the nature of the Proceeding and the facts underlying the Proceeding. The failure by Indemnified Parties to notify the Company will not relieve the Company from any liability which it may have to Indemnified Parties hereunder or otherwise than under this Agreement, and any delay in so notifying the Company shall not constitute a waiver by Indemnified Parties of any rights, except to the extent that such failure or delay materially prejudices the Company.

(b)     If, at the time of the receipt of a notice of a Proceeding pursuant to the terms hereof, the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of the commencement of the Proceeding to the insurers in accordance with the procedures set forth in the applicable policies. The Company shall thereafter take all commerciallyreasonable action to cause such insurers to pay, on behalf of Indemnified Parties, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

(c)     The Company shall be entitled to participate in the Proceeding at its own expense. Each Indemnified Party agrees to consult with the Company and to consider in good faith the advisability and appropriateness of joint representation in the event that either the Company or other Indemnified Parties in addition to Indemnified Parties require representation in connection with any Proceeding.

(d)     Indemnified Parties shall give the Company such information and cooperation in connection with the Proceeding as may be reasonably appropriate.

(e)     The Company shall not be liable to indemnify Indemnified Parties for any settlement of any Proceeding (or any part thereof) without the Company's prior written consent, which shall not be unreasonably withheld.

11.     Procedures upon Application for Indemnification.

(a)     To obtain indemnification, Indemnified Parties shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnified Parties and as is reasonably necessary to determine whether and to what extent Indemnified Parties are entitled to indemnification following the final disposition of the Proceeding. Any delay in providing the request will not relieve the Company from its obligations under this Agreement, except to the extent such failure is prejudicial.

(b)     Upon written request by Indemnified Parties for indemnification pursuant to Section 11(a), a determination, if required by applicable law, with respect to Indemnified Parties’ entitlement thereto shall be made in the specific case by Independent Counsel in a written opinion to the Company's board of directors, a copy of which shall be delivered to Indemnified Parties. If it is determined that Indemnified Parties are entitled to indemnification, payment to Indemnified Parties shall be made within ten days after such determination. Indemnified Parties shall cooperate with the person, persons or entity making the determination with respect to Indemnified Parties’ entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to Indemnified Parties and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) reasonably incurred by Indemnified Parties in so cooperating with the person, persons or entity making such determination shall be borne by the Company, to the extent permitted by applicable law.

(c)     The Independent Counsel shall be selected by Indemnified Parties (unless Indemnified Parties shall request that such selection be made by the Company's board of directors), and Indemnified Parties shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. The Company may, within ten days after such written notice of selection shall have been given, deliver to the Company or to Indemnified Parties, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 1(e) of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If such written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within 20 days after the later of (i) submission by Indemnified Parties of a written request for indemnification pursuant to Section 11(a) hereof and (ii) the final disposition of the Proceeding, the patties have not agreed upon an Independent Counsel, either the Company or Indemnified Parties may petition a court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnified Parties to the other's selection of Independent Counsel and for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 11(b) hereof. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 13(a) of this Agreement, the Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

(d)     The Company agrees to pay the reasonable fees and expenses of any Independent Counsel and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

1 2.      Presumptions and Effect of Certain Proceedings.

(a)          In making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall, to the fullest extent not prohibited by law, presume that Indemnified Parties are entitled to indemnification under this Agreement if Indemnified Parties have submitted a request for indemnification in accordance with Section 11(a) of this Agreement, and the Company shall, to the fullest extent not prohibited by law, have the burden of proof to overcome that presumption in connection with the making by such person, persons or entity of any determination contrary to that presumption.

(b)          The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnified Parties to indemnification or create a presumption that Indemnified Parties did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnified Parties had reasonable cause to believe that his or her conduct was unlawful.

(c)           For purposes of any determination of good faith, Indemnified Parties shall be deemed to have acted in good faith to the extent Indemnified Parties relied in good faith on (i) the records or books of account of the Enterprise, including financial statements, (ii) information supplied to Indemnified Parties by the officers of the Enterprise in the course of their duties, (iii) the advice of legal counsel for the Enterprise or its board of directors or counsel selected by any committee of the board of directors or (iv) information or records given or reports made to the Enterprise by an independent certified public accountant, an appraiser, investment banker or other expert selected with reasonable care by the Enterprise or its board of directors or any committee of the board of directors. The provisions of this Section 12(c) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnified Parties may be deemed to have met the applicable standard of conduct set forth in this Agreement.

(d)          Neither the knowledge, actions nor failure to act of any director, officer, agent or employee of the Enterprise (other than Director) shall be imputed to Indemnified Parties for purposes of determining the right to indemnification under this Agreement.

13.     Remedies of Indemnified Parties.

(a)     Subject to Section 13(e), in the event that (i) a determination is made pursuant to Section 11 of this Agreement that Indemnified Parties is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 9 or 13(d) of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 11 of this Agreement within 90 days after the later of the receipt by the Company of the request for indemnification or the final disposition of the Proceeding, (iv) payment of indemnification pursuant to this Agreement is not made (A) within ten days after a determination has been made that Indemnified Parties are entitled to indemnification or (B) with respect to indemnification pursuant to Sections 4, 5, 6 and 13(d) of this Agreement, within 30 days after receipt by the Company of a written request therefor, or (v) the Company or any other person or entity takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from, Indemnified Parties the benefits provided or intended to be provided to Indemnified Parties hereunder, Indemnified Parties shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of Expenses. Alternatively, each Indemnified Party, at his, her or its option, may seek an award in arbitration with respect to his, her or its entitlement to such indemnification or advancement of Expenses, to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Indemnified Parties shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnified Parties first has the right to commence such proceeding pursuant to this Section l 3(a); provided, however, that the foregoing clause shall not apply in respect of a proceeding brought by Indemnified Parties to enforce his or her rights under Section 4 of this Agreement. The Company shall not oppose Indemnified Parties’ right to seek any such adjudication or award in arbitration in accordance with this Agreement.

(b)     Neither (i) the failure of the Company, its board of directors, any committee or subgroup of the board of directors, Independent Counsel or stockholders to have made a determination that indemnification of Indemnified Parties is proper in the circumstances because Indemnified Parties has met the applicable standard of conduct, nor (ii) an actual determination by the Company, its board of directors, any committee or subgroup of the board of directors, Independent Counsel or stockholders that Indemnified Parties has not met the applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnified Parties has or has not met the applicable standard of conduct. In the event that a determination shall have been made pursuant to Section 11 of this Agreement that Indemnified Parties are not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 13 shall be conducted in all respects as a de novo trial, or arbitration, on the merits, and Indemnified Parties shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 13, the Company shall, to the fullest extent not prohibited by law, have the burden of proving Indemnified Parties is not entitled to indemnification or advancement of Expenses, as the case may be.

(c)     To the fullest extent not prohibited by law, the Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 13 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

(d)     To the extent not prohibited by law, the Company shall indemnify Indemnified Parties against all Expenses that are incurred by Indemnified Parties in connection with any action for indemnification or advancement of Expenses from the Company under this Agreement or under any directors' and officers' liability insurance policies maintained by the Company to the extent Indemnified Parties are successful in such action, and, if requested by Indemnified Parties, shall (as soon as reasonably practicable, but in any event no later than 10 days, after receipt by the Company of a written request therefor) advance such Expenses to Indemnified Parties, subject to the provisions of Section 9.

(e)     Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement to indemnification shall be required to be made prior to the final disposition of the Proceeding.

14.     Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnified Parties, the Company, in lieu of indemnifying Indemnified Parties, shall contribute to the amounts incurred by Indemnified Parties, whether for Expenses, judgments, fines or amounts paid or to be paid in settlement, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnified Parties as a result of the events and transactions giving rise to such Proceeding; and (ii) the relative fault of Indemnified Parties and the Company (and its other directors, officers, employees and agents) in connection with such events and transactions.

15.     Non-exclusivity. The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnified Parties may at any time be entitled under applicable law, the Company's certificate of incorporation or bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. To the extent that a change in Delaware law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Company's certificate of incorporation and bylaws and this Agreement, it is the intent of the parties hereto that Indemnified Parties shall enjoy by this Agreement the greater benefits so afforded by such change, subject to the restrictions expressly set forth herein or therein. Except as expressly set forth herein, no right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as expressly set forth herein, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

16.     Primary Responsibility. The Company acknowledges that each Indemnified Party has or may have certain rights to indemnification and advancement of expenses provided by other entities and/or organizations (collectively, the “Secondary Indemnitors”). The Company hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to Indemnified Parties are primary and any obligation of the Secondary Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by Indemnified Parties are secondary), (ii) that it shall be required to advance the full amount of Expenses incurred by Indemnified Parties and shall be liable for the full amount of all Expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement and the certificate of incorporation or bylaws of the Company (or any other agreement between the Company and Indemnified Parties), without regard to any rights Indemnified Parties may have against the Secondary Indemnitors, and (iii) that, to the extent not in contravention of any insurance policy or policies providing liability or other insurance for the Company or any director, trustee, general partner, managing member, officer, employee, agent or fiduciary of the Company or any other Enterprise, it irrevocably waives, relinquishes and releases the Secondary Indemnitors from any and all claims against the Secondary Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Secondary Indemnitors on behalf of Indemnified Parties with respect to any claim for which Indemnified Parties has sought indemnification from the Company shall affect the foregoing and the Secondary Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of Indemnified Parties against the Company. The Company and Indemnified Parties agree that the Secondary Indemnitors are express third party beneficiaries of the terms of this Section 16.

17.     No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder (or for which advancement is provided hereunder) if and to the extent that Indemnified Parties has otherwise actually received payment for such amounts under any insurance policy, contract, agreement or otherwise.

18.     Insurance. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, trustees, general partners, managing members, officers, employees, agents or fiduciaries of the Company or any other Enterprise, Indemnified Parties shall be covered by such policy or policies to the same extent as the most favorably-insured persons under such policy or policies in a comparable position.

19.     Subrogation. In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnified Parties, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

20.     Services to the Company. Director agrees to serve as a director or officer of the Company or, at the request of the Company, as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of another Enterprise, for so long as Director is duly elected or appointed or until Director tenders his or her resignation or is removed from such position. Director may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Director in such position. This Agreement shall not be deemed an employment contract between the Company (or any of its subsidiaries or any Enterprise) and Director. Director specifically acknowledges that any employment with the Company (or any of its subsidiaries or any Enterprise) is at will, and Director may be discharged at any time for any reason, with or without cause, with or without notice, except as may be otherwise expressly provided in any executed, written employment contract between Director and the Company (or any of its subsidiaries or any Enterprise), any existing formal severance policies adopted by the Company's board of directors or, with respect to service as a director or officer of the Company, the Company's certificate of incorporation or bylaws or the DGCL. No such document shall be subject to any oral modification thereof.

21.     Duration. This Agreement shall continue until and terminate upon the later of (a) ten years after the date that Director shall have ceased to serve as a director or officer of the Company or as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of any other Enterprise, as applicable; or (b) one year after the final termination of any Proceeding, including any appeal, then pending in respect of which Indemnified Parties is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnified Parties pursuant to Section 13 of this Agreement relating thereto.

22.     Successors. This Agreement shall be binding upon the Company and its successors and assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company, and shall inure to the benefit of Indemnified Parties and Indemnified Parties’ heirs, executors, administrators, parent entity, subsidiaries, affiliated funds, successors and assigns.

23.     Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order or other applicable law, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (ii) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

24.     Enforcement. The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Director to serve as a director or officer of the Company, and the Company acknowledges that Director is relying upon this Agreement in serving as a director or officer of the Company.

25.     Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof (including without limitation the Prior Agreement); provided, however, that this Agreement is a supplement to and in furtherance of the Company's certificate of incorporation and bylaws and applicable law.

26.     Modification and Waiver. No supplement, modification or amendment to this Agreement shall be binding unless executed in writing by the parties hereto. No amendment, alteration or repeal of this Agreement shall adversely affect any right of Indemnified Parties under this Agreement in respect of any action taken or omitted by Director in his, her or its Corporate Status prior to such amendment, alteration or repeal. No waiver of any of the provisions of this Agreement shall constitute or be deemed a waiver of any other provision of this Agreement nor shall any waiver constitute a continuing waiver.

27.     Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail or otherwise delivered by hand, messenger or courier service addressed:

(a)     if to Indemnified Parties, to Indemnified Parties’ address, facsimile number or electronic mail address as shown on the signature page of this Agreement or in the Company's records, as may be updated in accordance with the provisions hereof; or

(b)     if to the Company, to the attention of the General Counsel at 1204 Middlefield Road, Redwood City, CA 94063, or at such other current address as the Company shall have furnished to Indemnified Parties.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying nextbusiness-day delivery, one business day after deposit with the courier), (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient's next business day.

28.     Applicable Law and Consent to Jurisdiction. This Agreement and the legal relations among the patties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. Except with respect to any arbitration commenced by Indemnified Parties pursuant to Section 13(a) of this Agreement, the Company and Indemnified Parties hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Delaware Court of Chancery, and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Delaware Court of Chancery for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) appoint, to the extent such party is not otherwise subject to service of process in the State of Delaware, The Corporation Trust Company, Wilmington, Delaware as its agent in the State of Delaware as such party’s agent for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Delaware, (iv) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court of Chancery, and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court of Chancery has been brought in an improper or inconvenient forum.

29.     Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. This Agreement may also be executed and delivered by facsimile signature and in counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

30.     Captions. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

[Signature Page Follows]

The parties are signing this Indemnification Agreement as of the date of the last of the three signatures below.

YUME INC.

By:_____________________________

Date:___________________________

Title:___________________________

Director

By:_____________________________

Date:____________________________

Title:___________________________

VIEX

By:_____________________________

Date:____________________________

 Title:____________________________